EXHIBIT 10.26


                               AMENDMENT AGREEMENT


         Amendment Agreement (the "Agreement") dated as of July 15, 1999, by and between Datawatch International Limited (formerly WorkGroup Systems Limited) (the "Company") and Robert Hagger (the "Employee").

                                    RECITALS

         WHEREAS, the Company and the Employee are parties to a contract of employment dated February 24, 1997 (the "Employment Contract"); and

         WHEREAS, the parties desire to amend the Employment Contract.

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties hereto agree as follows:

         1.       The following sentence is hereby inserted at the end of
                  Section 2.2:

                  ; provided, however, that in the event that the Company terminates the Employee's employment for any reason except as provided in Section 10 hereof, the period of notice shall be not less than twelve (12) months.

         2. Except as hereby amended the Employee Contract shall remain in full force and effect.

         IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.

                                              DATAWATCH INTERNATIONAL LIMITED


                                              By: /s/ Bruce R. Gardner
                                                 --------------------------
                                              Name:  Bruce R. Gardner
                                              Title: Director



                                               /s/ Robert Hagger
                                               --------------------------
                                               Robert Hagger